                                                                    EXHIBIT 2.22



                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST



         THIS AGREEMENT (this "Agreement") is made and entered into as of the 28th day of April, 2000 by and between the following:

         AMEDISYS, INC. ("Amedisys"), a corporation organized and existing under the laws of the State of Delaware, whose address for purposes of this Agreement is 3029 South Sherwood Forest Boulevard, Baton Rouge, LA, appearing and acting herein by and through its undersigned authorized representative;

         PARK PLACE SURGERY CENTER, L.L.C. (the "Company"), a Louisiana limited liability company organized and existing under the laws of the State of Louisiana, whose address for purposes of this Agreement is 901 Wilson Street, Lafayette, LA 70503, appearing and acting herein by and through its undersigned duly authorized representative;

and

         The undersigned Members of PARK PLACE SURGERY CENTER, L.L.C. (the "Purchasers").


                             EXPLANATORY STATEMENT:

         A. Amedisys is the owner of a twenty (20%) percent Membership Interest (the "Membership Interest") in the Company.

         B. The Company is governed by the provisions of an Operating Agreement dated December 1, 1997 by and between Amedisys and the other Members of the Company (the "Operating Agreement").

         C. Amedisys desires to sell to Purchasers, and Purchasers desire to purchase from Amedisys, the Membership Interest, all upon the terms and conditions set forth below.

                                   AGREEMENT:

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Company and the Amedisys agree as follows:

1. PURCHASE OF MEMBERSHIP INTEREST. The Purchasers do hereby agree to purchase from Amedisys, and Amedisys does hereby agree to sell and transfer to the Purchasers, the Membership Interest, together with any and all right, title, and interest which Amedisys has

              AGREEMENT FOR PURCHASE AND SALE OF MEMBERSHIP INTEREST      Page 1
under the provisions of the Operating Agreement, or in and to any of the Company's assets, with respect to the Membership Interest so assigned. The Membership Interest shall be acquired by Purchasers in the proportions set forth on Exhibit "A" attached hereto.

2. PURCHASE PRICE. As consideration for the purchase (the "Purchase Price"), the Purchasers will pay to Amedisys at Closing the sum of THREE MILLION TWO HUNDRED THOUSAND ($3,200,000.00) AND NO/100 ($3,200,000.00) DOLLARS in cash by bank wire transfer at the Closing. The Purchase Price shall be allocated among the Purchasers as set forth on Exhibit "A" attached hereto.

3.       CLOSING; DELIVERIES.

         A. CLOSING. The Closing shall take place at the offices of the Company in Lafayette, Louisiana on April 27, 2000, or at such other place and at such other time and date as may be mutually agreed upon by the parties.

         B. PROCEEDINGS AT CLOSING. All proceedings to be taken, all payments to be made and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken, paid, executed and delivered simultaneously, and no proceedings shall be deemed taken, no payments shall be deemed made nor any documents executed or delivered until all have been taken, paid, executed and delivered.

         C. DELIVERIES BY AMEDISYS TO THE PURCHASERS. At the Closing, Amedisys shall execute (where necessary) and deliver, or shall cause to be executed (where necessary) and delivered, to the Purchasers the following:

                  (1) All certificates evidencing ownership of interests in the Company, duly endorsed for transfer to the Purchasers. In the event that Amedisys ever locates, or comes into possession of, other certificates evidencing ownership of interests in the Company, then and in that event Amedisys shall deliver said certificates to the Purchasers for no additional consideration, it being understood that Amedisys will transfer to the Purchasers at Closing all of its interest in the currently owned by Amedisys for the consideration reflected in Section 2 above. Further, at the Closing Amedisys will release and forever waive any and all rights, if any, that Amedisys has to (a) be issued additional interests in the Company's and/or (b) purchase or otherwise acquire any additional interests in the Company.

                  (2) An executed original counterpart of the "Assignment of LLC Membership Interest" agreement attached hereto as Exhibit "B".

                  (3) Such other documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein.

         D. DELIVERIES BY THE PURCHASERS TO AMEDISYS. At the Closing, the Purchasers shall execute (where necessary) and deliver, or shall cause to be executed (where necessary) and delivered, to Amedisys the following:

          AGREEMENT FOR PURCHASE AND SALE OF MEMBERSHIP INTEREST          Page 2

                  (1) A cash payment by bank wire transfer in the amount of $3,200,000.00 representing the Purchase Price as provided in Section 2.

                  (2) An executed original counterpart of the "Assignment of LLC Membership Interest" agreement attached hereto as Exhibit B.

                  (3) Such other documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein.

         E. OTHER CLOSING MATTERS.

                  (1) At and after the Closing, the Company and the Purchasers shall secure the release of Amedisys from all of the outstanding business or trade indebtedness of the Company. To the extent that the Purchasers and the Company are not successful in obtaining such releases, the Company agrees to hold harmless Amedisys from and against any and all liability for such debt.

                  (2) Amedisys will participate, on a pro rata basis, in a final cash distribution (the "Final Distribution") of the Company to be made within thirty (30) days after the Closing date (the "Final Distribution Date"). The Final Distribution will be computed based on the excess cash of the Company as of the date of distribution above the estimated amounts needed by the Company to pay accrued payroll, accounts payable, amounts due Amedisys under the Management Agreement and/or the intercompany account and a one (1) month reserve for cash expenses. By way of illustration only, the formula for computing the Final Distribution will be as set forth on Exhibit "C" attached hereto. Between the date of Closing and the Final Distribution Date, the Company will not make any capital expenditures or prepay or make accelerated payments of existing debt except for such capital expenditures or payments of debt as may be required in the ordinary course of business.

                  (3) At the Closing, Amedisys and the Company will terminate the Management Agreement between the parties dated December 1, 1997.

                  (4) All amounts due to/from Amedisys under the Management Agreement and/or the intercompany account will be settled by final payment by wire transfer within thirty (30) days after the Closing Date.

                  (5) The determination of all amounts due between the parties arising from items (2) through (4) above or otherwise shall be determined by a certified public accountant selected by the Company, whose determination shall be conclusive on all parties.

                  (6) At Closing, Amedisys shall resign from any and all positions held in the Company, whether as manager, member of the Management Committee or otherwise, such resignation to be in writing and effective as of the Closing date.

          AGREEMENT FOR PURCHASE AND SALE OF MEMBERSHIP INTEREST          Page 3

         F. TRANSITIONAL MATTERS.

                  (1) TRANSITION PERIOD; SERVICES. Amedisys and the Company agree, from and after the Closing date and for a period of up to ninety (90) days following the Closing date (the "Transition Period"), that Amedisys will provide to the Company on an "as needed" basis the Management Services set forth in Section 2 of the Management Agreement as well as the Accounting and Bookkeeping Services set forth in Section 3 of the Management Agreement (all of which are hereinafter referred to as the "Transitional Services"). The selection and extent of services to be provided shall be in the discretion of the Company. Nothing contained in this Agreement shall preclude the Company from obtaining the Transitional Services from other providers.

                  (2) COOPERATION. Amedisys and the Company shall each use its best efforts to cooperate with the other in planning the scope and timing of the Transitional Services and in the conduct of same in order to assure an orderly transition.

                  (3) REIMBURSEMENT. The Company agrees to reimburse Amedisys for the Transitional Services actually rendered to the Company in accordance with a written hourly fee schedule to be agreed upon prior to the Closing date. The hourly fee schedule may provide different rates for different categories of personnel. In addition, the Company agrees to reimburse Amedisys for all out-of-pocket expenses incurred by Amedisys in connection with performing the Transitional Services. Amedisys shall, on a weekly basis during the Transitional Period, submit to the Company a written statements of fees and expenses for payment, accompanied by such supporting detail as the Company may reasonably request. Payment shall be due within five (5) days after date of the statement.

                  (4) RELATIONSHIP DURING THE TRANSITION PERIOD. The relationship of Amedisys to the Company during the conduct of the Transitional Services shall be that of an independent contractor, and nothing contained herein shall be construed to create any partnership, joint venture or similar enterprise between or among the parties.

4.       REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS.

         A. BY AMEDISYS. Amedisys hereby represents and warrants to the Company that, on the date hereof and as of the date of Closing:

                  (1) Amedisys is the sole legal and beneficial owner of the Membership Interest. Amedisys has not sold, transferred, or encumbered any or all of the Membership Interest. Subject to the provisions of the Operating Agreement, Amedisys has the full and sufficient right at law and in equity to transfer and assign the Membership Interest, and is transferring and assigning the Membership Interest to the Company free and clear of any and all right, title, or interest of any other person whatsoever.

                  (2) Amedisys has been given no notice of any default in performing its obligations under the provisions of the Operating Agreement and, to the best of Amedisys's

          AGREEMENT FOR PURCHASE AND SALE OF MEMBERSHIP INTEREST          Page 4
knowledge, information, and belief, Amedisys is not in default in performing those obligations.

         B. BY EACH PARTY. Each party represents and warrants to the other that it has been duly authorized to execute and deliver this Assignment, and to perform its obligations under this Assignment and as required of each party at Closing.

5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein shall survive the closing of the transaction set forth in this Agreement.

6. NOTICES. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be
(a) in writing, and (b) deemed to have been provided (i) forty-eight (48) hours after being sent as certified or registered mail in the United States mail, postage prepaid, return receipt requested, to the address of the party set forth in this Agreement or to any other address in the United States of America as the party may designate from time to time by notice to the other party, or
(ii) upon being given by hand or other actual delivery to the party.

7. CONSENT OF THE COMPANY. Park Place Surgery Center, L.L.C. joins in this Agreement for the specific purpose of ratifying and consenting to the purchase of the Membership Interest of Amedisys by the Purchasers as set forth herein, and does hereby waive any and all rights it may have to acquire said Membership Interest, whether such rights may arise under of the Articles of Organization of the Company, its Operating Agreement or any other agreement, or by virtue of law.

8.       CONFIDENTIALITY.

         A. CONFIDENTIAL INFORMATION. No party shall, without the prior written consent of all other parties, make any statement, or any public announcement, or any release to publications or to the press, or make any statement to any competitor, customer, or any other third party, with respect to the matters and/or the transactions contemplated by this Agreement (the "Confidential Information"), except as may be necessary, in the opinion of their respective counsel, to comply with the requirements of any law, governmental order, or regulation. Prior to making any permitted disclosure, the disclosing party shall give written notice to the other parties. Each party hereby undertakes and agrees to retain in confidence, and to require its respective employees, consultants, professional representatives and agents to retain in confidence, the Confidential Information, and no party will use or disclose to others, or permit the use or disclosure of, any such Confidential Information. Each party hereby confirms that any information disclosed to the other regarding the transactions contemplated by this Agreement, or any discussions held among them concerning the subject matter of this Agreement prior to its execution, shall be subject to these confidentiality provisions.

         B. REASONABLENESS OF RESTRICTIONS. Each party further acknowledges that the foregoing covenants concerning confidentiality are made in consequence of and as an inducement to the other party to enter into negotiations for and to consummate the transactions contemplated by this Agreement, and to protect and preserve to each party the benefit of its bargain in this


             AGREEMENT FOR PURCHASE AND SALE OF MEMBERSHIP INTEREST       Page 5
matter; that each of the foregoing covenants is reasonable and necessary to protect and preserve the benefits of this undertaking, and that irreparable loss and injury would result should any of these confidentiality covenants be breached by the other party, regardless of whether the transactions contemplated by this Agreement are consummated.

9.       MISCELLANEOUS.

         A. EFFECTIVENESS. This Agreement shall become effective on and only on its execution and delivery by each party.

         B. COMPLETE UNDERSTANDING. Subject to the provisions of the Operating Agreement, this Assignment represents the complete understanding between the parties as to the subject matter hereof, and supersedes all prior negotiations, representations, guarantees, warranties, promises, statements, or agreements, either written or oral, between the parties hereto as to the same.

         C. AMENDMENT. This Assignment may be amended by and only by an instrument executed and delivered by each party.

         D. WAIVER. No party shall be deemed to have waived any right which it holds hereunder unless the waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party in exercising any such right shall be deemed a waiver of its future exercise). No waiver shall be deemed a waiver as to any other instance or any other right.

         E. APPLICABLE LAW. All questions concerning the construction, validity, and interpretation of this Agreement and the performance of the obligations imposed hereby shall be governed by the internal law, not the law of conflicts, of the State of Louisiana. If any action or proceeding involving such questions arises under the Constitution, laws, or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Western District of Louisiana.

         F. HEADINGS. The headings of the Sections, subsections, paragraphs, and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

         G. BENEFIT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns hereunder.

         H. SEVERABILITY. No determination by any court, governmental body or otherwise that any provision of this Assignment or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other provision thereof, or (b) that provision in any circumstance not controlled by the determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.


             AGREEMENT FOR PURCHASE AND SALE OF MEMBERSHIP INTEREST       Page 6

         I. FURTHER ASSURANCES. The parties shall cooperate with each other and shall execute and deliver, or cause to be delivered, all other instruments and shall take all other actions, as either party hereto may reasonably request from time to time in order to effectuate the provisions hereof.











                  [SIGNATURES APPEAR ON THE FOLLOWING PAGES.]


             AGREEMENT FOR PURCHASE AND SALE OF MEMBERSHIP INTEREST       Page 7

                       EXHIBITS TO AGREEMENT FOR PURCHASE
                      AND SALE OF LLC MEMBERSHIP INTEREST

The following exhibits to the "Agreement for Purchase and Sale of LLC Membership Interest" have been omitted from this filing. The Company will furnish these exhibits to the Securities and Exchange Commission upon request.

A.   Allocation of Membership Interest and Purchase Price

B.   Assignment of LLC Membership Interest

C.   Calculation of the Final Distribution to Amedisys

                            AMEDISYS SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

         IN WITNESS WHEREOF, Amedisys has caused this Agreement to be executed on its behalf by its undersigned duly authorized representative in the presence of the undersigned witnesses on the 28th day of April, 2000.

WITNESSES:                                           AMEDISYS, INC.

/s/ EDWARD F. BREAUX                        BY:  /s/ JOHN JOFFRION
----------------------------------             --------------------------------
                                               AUTHORIZED REPRESENTATIVE
/s/  KIRK W. LONG
----------------------------------


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH/COUNTY OF LAFAYETTE

         BE IT KNOWN that on this 28th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared John Joffrion, to me known, who declared and acknowledged to me, Notary, that he or she is the Senior V.P. of Finance of AMEDISYS, INC., a corporation organized under the laws of the State of Delaware; that as such duly authorized officer, by and with the authority of the Board of Directors of said corporation, he or she signed and executed the foregoing instrument as the free and voluntary act and deed of said Corporation, for and on behalf of said corporation and for the uses, objects and purposes therein set forth.

                           /s/ LESTER J. ZAUNBRECHER
                      -----------------------------------
                                 NOTARY PUBLIC

                PARK PLACE SURGERY CENTER, L.L.C. SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------


         IN WITNESS WHEREOF, Park Place Surgery Center, L.L.C. has caused this Agreement to be executed on its behalf by its undersigned duly authorized representative in the presence of the undersigned witnesses on the 28 day of April, 2000.

WITNESSES:                               PARK PLACE SURGERY CENTER, L.L.C.

/s/ PAT BENTEN                           BY: /s/ KENNETH ODINET
-----------------------------------          ---------------------------------
/s/ AMY LATIOLAIS    CST/CFA                         MANAGING MEMBER
----------------------------------
/s/ SHANE BROUSSARD                      BY: /s/ MICHAEL DUVAL
-----------------------------------          ---------------------------------
/s/ BILLIE A. ROBIN                                  MANAGING MEMBER
----------------------------------
/s/ JOHN JOFFRION                        BY: /s/ SANJIV J. JINDIA
-----------------------------------          ---------------------------------
/s/ KIRK W. LONG                                     MANAGING MEMBER
----------------------------------
/s/ JOHN JOFFRION                        BY: /s/ JOHN TOLSON, III M.D.
-----------------------------------          ---------------------------------
/s/ KIRK W. LONG                                     MANAGING MEMBER
----------------------------------
/s/ JOHN JOFFRION                        BY: /s/ EDWARD F. BREAUX
-----------------------------------          ---------------------------------
/s/ KIRK W. LONG                                     MANAGING MEMBER
----------------------------------



                                 ACKNOWLEDGMENT
STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27 day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared Kenneth Odinet and Michael Duval, to me known, who declared and acknowledged to me, Notary, that they are the Managing Members of PARK PLACE SURGERY CENTER, L.L.C., a limited liability company; that as such duly authorized representative, they signed and executed the foregoing instrument as the free and voluntary act and deed of said company, for and on behalf of said company and for the uses, objects and purposes therein set forth.

                      /s/ CAROL A. SMITH
                      -----------------------------------
                                 NOTARY PUBLIC

                                ACKNOWLEDGEMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE


     BE IT KNOWN that on this 28 day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared Michael Duval, Sanjiv Jindia, John Tolson and Edward Breaux, to me known, who declared and acknowledged to me, Notary, that they are the Managing Members of PARK PLACE SURGERY CENTER, L.L.C., a limited liability company; that as such duly authorized representative, they signed and executed the foregoing instrument as the free and voluntary act and deed of said company, for and on behalf of said company and for the uses, objects and purposes therein set forth.





                          /s/ LESTER J. ZAUNBRECHER
                          -------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE:     /s/ D. Autin
--------------------------                             -------------------------
                                                            DAVID AUTIN

/s/ Kirk W. Long                            PRINT NAME: D.L. Autin
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared DAVID AUTIN, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                              /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE:  /s/ Lon M. Baronne
--------------------------                             -------------------------
                                                           LON M. BARONNE

/s/ Kirk W. Long                            PRINT NAME: Lon Baronne
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared LON M. BARONNE, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Kirk W. Long                            SIGNATURE: /s/ Daniel R. Bourque
--------------------------                             -------------------------
                                                         DANIEL R. BOURQUE

/s/ Vickye D. Broussard                     PRINT NAME:
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of _________, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared DANIEL R. BOURQUE, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                      SIGNATURE: /s/ Thad A. Bourque
--------------------------                             -------------------------
                                                          THAD A. BOURQUE

/s/ Kirk W. Long                            PRINT NAME:
--------------------------                              ------------------------
                                           DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared THAD A. BOURQUE, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                      SIGNATURE: /s/ Edward F. Breaux
--------------------------                             -------------------------
                                                         EDWARD F. BREAUX

/s/ Kirk W. Long                            PRINT NAME: Edward F. Breaux
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared EDWARD F. BREAUX, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                              /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ E. Paul Breaux, III
--------------------------                             -------------------------
                                                         E. PAUL BREAUX, III

/s/ Kirk W. Long                            PRINT NAME:
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared E. PAUL BREAUX, III, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ Kenneth Champagne
--------------------------                             -------------------------
                                                         KENNETH CHAMPAGNE

/s/ Kirk W. Long                            PRINT NAME: Kenneth Champagne
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared KENNETH CHAMPAGNE, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                      SIGNATURE: /s/ Keith A. Columb
--------------------------                             -------------------------
                                                        KEITH A. COLUMB

/s/ Kirk W. Long                            PRINT NAME:
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared KEITH A. COLUMB, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                            /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Carol A. Smith                          SIGNATURE: /s/ Wayne P. Daigle
--------------------------                             -------------------------
                                                         WAYNE P. DAIGLE

/s/ Kirk W. Long                            PRINT NAME:
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared WAYNE P. DAIGLE, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                 MEMBER/PURCHASER

/s/ Vickye D. Broussard                    SIGNATURE: /s/ Martin J. Ducote, Jr.
--------------------------                            --------------------------
                                                       MARTIN J. DUCOTE, JR.

/s/ Kirk W. Long                           PRINT NAME: Martin J. Ducote, Jr.
--------------------------                             -------------------------
                                           DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared MARTIN J. DUCOTE, JR., to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ Michael J. Duval
--------------------------                             -------------------------
                                                          MICHAEL J. DUVAL

/s/ Kirk W. Long                            PRINT NAME:
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared MICHAEL J. DUVAL, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                            /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ Scott A. Gammel
--------------------------                             -------------------------
                                                          SCOTT A. GAMMEL

/s/ Kirk W. Long                            PRINT NAME: Scott A. Gammel
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared SCOTT A. GAMMEL, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                              /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ Michel E. Heard
--------------------------                             -------------------------
                                                           MICHEL E. HEARD

/s/ Kirk W. Long                            PRINT NAME: Michel Heard
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared MICHEL E. HEARD, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                              /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                             MEMBER/PURCHASER

/s/ Vickye D. Broussard                SIGNATURE: /s/ Christopher K. Hebert
--------------------------                        -----------------------------
                                                  CHRISTOPHER HEBERT

/s/ Kirk W. Long                       PRINT NAME: Christopher K. Hebert
--------------------------                         ----------------------------
                                       DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared CHRISTOPHER HEBERT, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                                /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ James C. Ingram, Jr.
--------------------------                             ------------------------
                                                       JAMES C. INGRAM, JR.

/s/ Kirk W. Long                            PRINT NAME:
-------------------------                               -----------------------
                                            DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared JAMES C. INGRAM, JR., to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                               /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ Sanjiv J. Jindia
--------------------------                             ------------------------
                                                       SANJIV J. JINDIA

/s/ Kirk W. Long                            PRINT NAME: Sanjiv Jindia
-------------------------                               -----------------------
                                            DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared SANJIV J. JINDIA, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                              /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ J. Lee Leonard
--------------------------                             ------------------------
                                                       J. LEE LEONARD

/s/ Kirk W. Long                            PRINT NAME:
-------------------------                               -----------------------
                                            DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared J. LEE LEONARD, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                              /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ John D. Martin
--------------------------                             -------------------------
/s/ Kirk W. Long                                       JOHN D. MARTIN
-------------------------
                                            PRINT NAME:
                                                        ------------------------
                                            DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared JOHN D. MARTIN, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ Thomas J. Montgomery
--------------------------                             ------------------------
                                                       THOMAS J. MONTGOMERY

/s/ Kirk W. Long                            PRINT NAME: Thomas J. Montgomery
-------------------------                               -----------------------
                                            DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared THOMAS J. MONTGOMERY, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Kirk W. Long                            SIGNATURE: /s/ Robert L. Morrow, Jr.
--------------------------                             -------------------------
                                                       ROBERT L. MORROW

/s/ Carol A. Smith                          PRINT NAME:
-------------------------                               ------------------------
                                            DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared ROBERT L. MORROW, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                    SIGNATURE: /s/ Scott M. Neusetzer
--------------------------                            --------------------------
                                                       SCOTT M. NEUSETZER

/s/ Kirk W. Long                            PRINT NAME: Scott M. Neusetzer
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared SCOTT M. NEUSETZER, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                       SIGNATURE: /s/ Kenneth Odinet, Jr.
--------------------------                               -----------------------
                                                         KENNETH L. ODINET

/s/ Kirk W. Long                            PRINT NAME:
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared KENNETH L. ODINET, known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ John Schutte
--------------------------                             ------------------------
                                                       JOHN SCHUTTE

/s/ Kirk W. Long                            PRINT NAME: John Schutte
--------------------------                              -----------------------
                                            DATE SIGNED:  4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared JOHN SCHUTTE, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                               MEMBER/PURCHASER

/s/ Vickye D. Broussard                  SIGNATURE: /s/ Jeffrey J. Thibodeaux
--------------------------                          ----------------------------
                                                    JEFFREY J. THIBODEAUX

/s/ Kirk W. Long                         PRINT NAME:
--------------------------                           ---------------------------
                                         DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared JEFFREY J. THIBODEAUX, known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ John Tolson, III
--------------------------                             -------------------------
                                                       JOHN TOLSON, III

/s/ Kirk W. Long                            PRINT NAME: John Tolson, III
--------------------------                              ------------------------
                                            DATE SIGNED: 4-27, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared JOHN TOLSON, III, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC

                        MEMBER/PURCHASER SIGNATURE PAGE
                                       TO
                        AGREEMENT FOR PURCHASE AND SALE
                           OF LLC MEMBERSHIP INTEREST

-------------------------------------------------------------------------------

         The undersigned, as Purchaser of a portion of the Membership Interest of Amedisys, Inc. hereby agrees to all of the terms and provisions of the foregoing "Agreement For Purchase And Sale of LLC Membership Interest". The undersigned hereby joins in the execution of the said agreement, hereby authorizing this Signature Page to be attached thereto.

         IN WITNESS WHEREOF, the undersigned has executed this Signature Page to the "Agreement For Purchase And Sale of LLC Membership Interest in the presence of the undersigned witnesses on the date set forth below.

WITNESSES:                                  MEMBER/PURCHASER

/s/ Vickye D. Broussard                     SIGNATURE: /s/ Ben A. Vierra
--------------------------                             ------------------------
                                                       BEN A. VIERRA

/s/ Kirk W. Long                            PRINT NAME: Ben A. Vierra
--------------------------                              -----------------------
                                            DATE SIGNED: 4-28, 2000


                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF LAFAYETTE

         BE IT KNOWN that on this 27th day of April, 2000, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and Parish aforesaid, personally came and appeared BEN A. VIERRA, to known to be the identical person who executed the above and foregoing instrument, who declared and acknowledged to me, Notary, that he executed the above and foregoing instrument of his own free will, as his own free act and deed, for the uses, purposes and benefits therein expressed.

                             /s/ Darren E. Guidry
                    ----------------------------------------
                                 NOTARY PUBLIC